1Q21 EARNINGS PRESENTATION APRIL 27, 2021

2 SAFE HARBOR Forward-Looking Information Statements in this Presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Presentation, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties, and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the coronavirus ("COVID-19") pandemic and the outbreak of any other disease or similar public health threat that affects travel demand or behavior; restrictions on our business related to the financing we accepted under various federal government support programs such as the CARES Act, and the Consolidated Appropriations Act, 2021; our significant fixed obligations and substantial indebtedness; risk associated with execution of our strategic operating plans in the near-term and long-term; the recording of a material impairment loss of tangible or intangible assets; our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2020 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This Presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within Appendices A and B of this Presentation.

3 1Q 2021 EARNINGS UPDATE ROBIN HAYES CHIEF EXECUTIVE OFFICER

OUR ESG STRATEGY PROTECTS OUR LONG TERM FINANCIAL RETURNS

STRATEGIC ESG GOALS

Continue to Reduce Carbon Emissions

Achieve net zero carbon by 2040

Continued Focus on Diversity, Equity and Inclusion

Focus on people, sourcing and brand

KEY ACTIONS

- Making margin-accretive capital investments (A220, A321neo) to increase fuel efficiency
- Expanding use of sustainable aviation fuels and integrating lower-carbon emitting technologies across our operation
- Achieving domestic carbon neutrality today by using market offsets
- Supporting ATC modernization

- Increasing minority and female representation in officer and director ranks through the end of 2025
- Securing talent pipeline, continuing investments in crewmembers and improving development opportunities
- Growing spend with MWBE businesses
- Continuing to build lasting connections with diverse customer segments to further drive inclusive representation

Note: JetBlue to report ESG progress under Sustainability Accounting Standards Board (“SASB”), Task Force on Climate-related Financial Disclosures (“TCFD”)

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5 MAKING PROGRESS TOWARDS EARNINGS RECOVERY *As of April 27, 2021; does not constitute guidance OTHER LIQUIDITY ACTIONS (1) Refer to reconciliations of non-GAAP financial measures in Appendices A & B (2) EBITDA includes SW&B paid with PSP funds (3) As of March 31, 2021 • GAAP loss per share of ($0.78); non-GAAP loss per share of ($1.48) (1) • Adjusted EBITDA of ($458M) (1) versus expected range of ($490M) – ($540M) (1) (2) • Revenue down (61%) Yo2Y; capacity down (41%) Yo2Y; OpEx down (43%) Yo2Y (GAAP), down (26%) Yo2Y (non-GAAP) (1) 1Q 2021 EARNINGS • EBITDA between ($100M) – ($200M) • Capacity down ~(15%) vs 2Q 2019 • Revenue down between (30%) and (35%) vs 2Q 2019 • Operating expenses down ~(8%) vs 2Q 2019 2Q 2021 PLANNING ASSUMPTIONS* • In 1Q21 received ~$504M of PSP2 funds • Expect to receive $76M in additional PSP2 funds in April and $541M from PSP3 funds by the end of 2Q21 • Passing on remaining $1.8B Federal Loan Program I I • $3.2B of liquidity at 1Q close, equal to 40% of 2019 revenue • Raised ~$750M via convertible debt offering, using a portion of funds to pay down revolving credit facility for $550M • Adjusted Debt to Cap ratio at 59% (1) (3) 1Q 2021 BALANCE SHEET

TAKING ACTIONS TO REBUILD MARGINS AND REPAIR BALANCE SHEET

FOCUS AREAS	HIGHLIGHTS/ KEY DEVELOPMENTS
STRENGTHENING NETWORK	• Scaling up operations to support improving demand trends • Responding to demand changes with flexible schedules • Launching new routes, reinforcing focus cities and implementing alliance with American Airlines
DEPLOYING REVENUE INITIATIVES	• Rolled out Fare Options 2.1; upgraded revenue management system; extended booking window to 331 days • Building Loyalty revenue platform; closing out co-brand RFP • Launched Paisly, expanding JetBlue Travel Products offerings
MAINTAINING LOW COST STRUCTURE	• Leveraging low cost structure to support margin rebuilding efforts • Maintaining permanent fixed cost reductions achieved in 2020 • Targeting better CASM Ex-Fuel than 2019 in 2022*
INVESTING IN MARGIN-ACCRETIVE AIRCRAFT	• A220 and A321LD entering into revenue service in 2Q21; A321LR planned entry into service during 3Q21 • Future order book improving fuel efficiency, supporting carbon emission reduction goals • Balancing capital allocation between high-return investments and balance sheet repair

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*Assumes capacity in 2022 at 2019 levels. Current planning assumption as of April 27, 2021; does not constitute guidance

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7 COMMERCIAL UPDATE & OUTLOOK JOANNA GERAGHTY PRESIDENT & CHIEF OPERATING OFFICER

DEMAND TRENDS IMPROVING SEQUENTIALLY

REVENUE YOY/YO2Y GROWTH



Actual
Estimate
Current planning assumption*
-65%
-67%
-52%
-67%
-61%
-30%
-35%
Jan '21 Feb '21 Mar '21
4Q20 1Q21* 2Q21*

*Versus 2019. Current planning assumption as of April 27, 2021; does not constitute guidance

- Improving revenue trends during 1Q21
  - Revenue declined 61% Yo2Y, following robust acceleration in leisure bookings beginning early February
  - Broad geographic improvement; late quarter load factors above 70% and yields above mid-quarter lows
- Expecting continued demand acceleration in 2Q21
  - Broad progress in COVID metrics and easing travel restrictions across the network driving improvements
  - Expect double digit sequential load factor and TRASM increases on higher capacity
  - Booking curve at pre-pandemic levels. Summer Yo2Y revenue builds now stronger than Spring

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CAPACITY DEPLOYMENT TO CAPTURE IMPROVING REVENUE TRENDS


ASM YOY/YO2Y GROWTH
Flown
Planned
Current planning assumption*
-47%
-44%
-33%
-47%
-41%
-15%
Jan '21 Feb '21 Mar '21
4Q20 1Q21* 2Q21*

*Versus 2019. Current planning assumption as of April 27, 2021; does not constitute guidance

- Deploying capacity to maximize cash generation and rebuild margins
  - Ramping up capacity and utilization based on accelerating demand trends
  - Broad additions across geographies, including growth unlocked by the Northeast Alliance with American Airlines
- Network focused on VFR/leisure markets
  - Making strategic investments to strengthen focus cities and positioning for future growth
  - Majority of new markets performing in line or better than expectations; taking capacity actions in under-performing routes

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1 0 FINANCIAL UPDATE & OUTLOOK STEVE PRIEST CHIEF FINANCIAL OFFICER

1 1 SUMMARY FINANCIALS 1Q 2021 METRIC 1Q 2021 1Q 2019 Change Yo2 Revenue (US$ million) 733 1,871 (61%) Operating Expenses (GAAP) (US$ million) 1,027 1,795 (43%) Operating Expenses (Adjusted) (US$ million) (1) 1,316 1,783 (26%) EBITDA (Adjusted) (US$ million) (1) (458) 212 NM Earnings/(Loss) per Share (GAAP) (0.78) 0.14 NM Earnings/(Loss) per Share(1) (Non-GAAP) (1) (1.48) 0.16 NM (1) Refer to reconciliations of non-GAAP financial measures in Appendix A

SUCCESSFULLY MANAGING COSTS DESPITE HIGHER FUEL PRICES

YOY/YO2Y OPERATING EXPENSES*



Actual GAAP
Actual Non-GAAP (1)
Planned
-43%
-26%
-8%
1Q21**
2Q21**

COST INITIATIVES

- Continuing to reshape cost structure to rebuild margins
  - 1Q21 performance better than expected vs 1Q19, as a result of capacity actions and solid cost execution, despite higher fuel prices
  - 2Q21 vs 2Q19 increase driven by capacity plan, external cost headwinds (i.e., fuel prices, airport rents and landing fees, and maintenance)
  - Quarter over quarter increase driven by operational expenses expected to be incurred in 2Q21 to support operational ramp up

*Operating expenses include non-cash expenses (e.g., depreciation and amortization)
**Versus 2019. Current planning assumption as of April 27, 2021; does not constitute guidance
(1) Operating expenses excluding special items; refer to reconciliations of non-GAAP financial measures in Appendix A

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1 3 TARGETING 2022 CASM EX-FUEL BETTER THAN IN 2019* INITIATIVES TARGET AREAS / ACTIONS FIXED COSTS Maintain and scale $150 – $200M of fixed cost reductions achieved in 2020 • Automation and process improvement in support functions • IT migration to the cloud, data warehousing • Real Estate footprint consolidation • Business partner spend rationalization in airports, commercial, marketing • Discretionary spend discipline • Structural Cost Program (tech ops, corporate, airports, distribution) savings scaling up • Maintenance optimization • Frontline crewmember and business partner productivity • External spend rationalization • Fuel efficiency improvements VARIABLE COSTS Scale variable cost efficiencies achieved via productivity and fleet investments made since 2019 *Assumes capacity in 2022 at 2019 levels. Current planning assumption as of April 27, 2021; does not constitute guidance • Rents and landing fees • Inflationary pressures • Healthy Terminals Act • Safety from the Ground Up investments EXTERNAL HEADWINDS

1 4 (1) Cash, cash equivalents and short-term investments (2) Represents cash from operations excluding PSP 2 funds and change in restricted cash (3) Includes principal and sale-leaseback payments treated as finance leases Note: Rounding may result in immaterial differences PRESERVING A STRONG LIQUIDITY POSITION 12/31/20 Liquidity (1) Adjusted Operating Activities (2) CAPEX Scheduled Debt Payments (3) Revolving Credit Facility Convertible Debt Offering and Other PSP 2 3/31/21 Liquidity (1)

1 5 1Q21 2Q21* 2021* • 2021 CAPEX expected to be ~$1B • Evaluating financing options for future aircraft deliveries • Plan to restrict non-aircraft CAPEX to highest ROI projects with fastest cash payback REVISED CAPEX CONTINUING TO INVEST IN MARGIN ACCRETIVE AIRCRAFT FLEET* PlannedActual (US$ million) • Taking next generation aircraft to improve margins, fuel efficiency and reduce carbon emissions • In 1Q21, took delivery of 3 A321neos • Anticipate taking 2 A220s, 2 A321neos and 2 A321LRs in 2Q21 *Current planning assumption as of April 27, 2021; does not constitute guidance. Please refer to Appendix C for latest order book As of 12/31/2020 As of 12/31/2021 217 282 267 ~1,000 259 As of 12/31/2019 60 60 60 130 130 130 69 76 81 31 2019 2020 2021* E190 A320 A321 A321LR A220 8 ~370

1 6 MAINTAINING RELATIVE BALANCE SHEET STRENGTH LEVERAGE DEBT REPAYMENTS* (US$ million) *Cash outflows related to debt repayment (principal) as of 3/31/2021 The principal cash payments include sale-leaseback payments treated as finance leases and include repayment of revolving credit facility The interest expense shown above corresponds to actual and expected interest expense booked in the profit and loss statement Note: Current planning assumption as of April 27, 2021; does not constitute guidance. DEBT SERVICE Interest ExpensePrincipal (Cash)* (1) Refer to reconciliations of non-GAAP financial measures in Appendix B Adjusted Debt to Cap (1) • In 1Q21 raised $750M from convertible debt offering − Repaid revolving credit facility for $550M − Optimized weighted average cost of debt and diversified funding sources − Well-positioned to achieve investment grade metrics by 2023-2024 93 94 48 32 4Q20 1Q21** 34% 57% 59% Dec 31 2019 Dec 31 2020 Mar 31 2021 644 58 ~50 ~200 1Q21 2Q21 2021*2Q21* 021* 644 58 ~50 ~200 1Q21 2Q21 2021* 644 58 6 15 1 21 2 21 2021*Q21 2021

1 7 SUMMARY OF CURRENT PLANNING ASSUMPTIONS FOR 2Q 2021* METRIC Planning Assumption EBITDA (Non-GAAP) ($100) – ($200) million Revenue (30%) – (35%) Yo2 Available Seat Miles (ASMs) ~(15%) Yo2 Operating Expenses ~(8%) Yo2 Operating Expenses Related to Other Non-Airline Businesses ~$11 million Estimated Fuel Consumption in Gallons ~180 million Estimated Fuel Price per Gallon $1.87/gallon Tax Rate (excluding the impact of Special Items) ~28% Diluted Shares Count 318 million Capital Expenditures $370 million *Current planning assumption as of April 27, 2021; does not constitute guidance.

1 8 QUESTIONS?

1 9 1Q 2021 FINANCIAL RESULTS US$ Millions 1Q 2021 1Q 2019 Yo2Y % Total operating revenues 733 1,871 (60.9) Aircraft fuel and related taxes 193 437 (55.7) Salaries, wages and benefits 521 575 (9.4) Landing fees and other rents 115 115 (0.4) Depreciation and amortization 125 124 0.4 Aircraft rent 25 25 (1.7) Sales and marketing 23 66 (65.8) Maintenance, materials and repairs 104 155 (32.9) Other operating expenses 210 286 (26.6) Special items (289) 12 NM Operating (Loss) Income (294) 76 (487.8) Other Income (Expense) (53) (18) 191.4 (Loss) income before income taxes (347) 58 (698.0) Income tax (benefit) expense (100) 16 (710.5) NET (LOSS) INCOME (247) 42 (693.1) Pre-Tax Margin (47.3%) 3.1% (50.4) pts (Loss) Earnings per Share (EPS) (GAAP) ($0.78) $0.14 Adj. Pre-Tax Margin* (86.7%) 3.7% (90.4) pts Adj. (Loss) Earnings per Share (EPS)* (Non- GAAP) ($1.48) $0.16 * Refer to reconciliations of non-GAAP financial measures in this Appendix A

2 0 Non-GAAP Financial Measures JetBlue sometimes uses non-GAAP financial measures in this presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry, and our prior year and year over two results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information in Appendices A and B provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. APPENDIX A

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items **("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure.

In the first quarter of 2021, special items include contra-expenses recognized on the utilization of payroll support grants received under the Consolidated Appropriations Act, 2021, and contra-expenses recognized on the Employee Retention Credits provided by the CARES Act.

Special items in the first quarter of 2020 include the impairment charge of our Embraer E190 fleet resulting from the decline in demand caused by the coronavirus ("COVID-19") pandemic.

Special items for the first quarter of 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement.

We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended March 31,					
	2021		2020		2019	
	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$ 1,027	$ 11.30	$ 1,922	$ 12.91	$ 1,795	$ 11.63
Less:						
Aircraft fuel and related taxes	193	2.13	365	2.45	437	2.83
Other non-airline expenses	10	0.10	14	0.09	9	0.06
Special items	(289)	(3.18)	202	1.36	12	0.08
Operating expenses, excluding fuel	$ 1,113	$ 12.25	$ 1,341	$ 9.01	$ 1,337	$ 8.66

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2 2 LOCATION Adjusted Earnings before interest, taxes, depreciation, amortization, and special Items Earnings before interest, taxes, depreciation, and amortization (EBITDA) is a non-GAAP financial measure. We further adjusted EBITDA to account for the impact of special items which are unusual or infrequent in nature. In the first quarter of 2021, special items include contra-expenses recognized on the utilization of payroll support grants received under the Consolidated Appropriations Act, 2021, and contra-expenses recognized on the Employee Retention Credits provided by the CARES Act. Special items in the first quarter of 2020 include the impairment charge of our Embraer E190 fleet resulting from the decline in demand caused by the COVID-19 pandemic. Special items for the first quarter of 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe this measure allows investors to better understand the financial performance of the company by presenting earnings from our business operations without including the effects of capital structure, tax rates, depreciation, amortization, and special items. 2021 2020 2019 Net (loss) income $ (247) (268)$ 42$ Less: Interest (expense) (58) (25) (20) Capitalized interest 3 3 3 Interest income and other 2 2 (1) Add back: Income tax (benefits) expense (100) (86) 16 Depreciation and amortization 125 139 124 Earnings before interest, taxes, depreciation, and amortization (169)$ (195)$ 200$ Add back: Special items (289) 202 12 Earnings before interest, taxes, depreciation, amortization, and special items (458)$ 7$ 212$ Three Months Ended March 31, NON-GAAP FINANCIAL MEASURE EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AMORTIZATION, AND SPECIAL ITEMS (in millions) (unaudited)

Operating expense, (loss) income before taxes, net (loss) income and (loss) earnings per share, excluding special items

Our GAAP results in the applicable periods were impacted by charges that are deemed special items.

In the first quarter of 2021, special items include contra-expenses recognized on the utilization of payroll support grants received under the Consolidated Appropriations Act, 2021, and contra-expenses recognized on the Employee Retention Credits provided by the CARES Act.

Special items in the first quarter of 2020 include the impairment charge of our Embraer E190 fleet resulting from the decline in demand caused by the COVID-19 pandemic.

Special items for the first quarter of 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE, (LOSS) INCOME BEFORE TAXES, NET (LOSS) INCOME AND (LOSS) EARNINGS PER SHARE EXCLUDING SPECIAL
(in millions, except per share amounts)
(unaudited)

	Three Months Ended March 31,					
	2021		2020		2019	
Total operating revenues	$	733	$	1,588	$	1,871
Total operating expenses	$	1,027	$	1,922	$	1,795
Less: Special items		(289)		202		12
Total operating expenses excluding special items	$	1,316	$	1,720	$	1,783
Operating (loss) income	$	(294)	$	(334)	$	76
Add back: Special items		(289)		202		12
Operating (loss) income excluding special items	$	(583)	$	(132)	$	88
Operating margin excluding special items		-79.6%		-8.3%		4.7%
(Loss) income before income taxes	$	(347)	$	(354)	$	58
Add back: Special items		(289)		202		12
(Loss) income before income taxes excluding special items	$	(636)	$	(152)	$	70
Pre-tax margin excluding special items		-86.7%		-9.5%		3.7%
Net (loss) income	$	(247)	$	(268)	$	42
Add back: Special items		(289)		202		12
Less: Income tax (expense) benefit related to special items		(69)		50		3
Net (loss) income excluding special items	$	(467)	$	(116)	$	51
(Loss) Earnings Per Common Share:						
Basic	$	(0.78)	$	(0.97)	$	0.14
Add back: Special items, net of tax		(0.70)		0.55		0.02
Basic excluding special items	$	(1.48)	$	(0.42)	$	0.16
Diluted	$	(0.78)	$	(0.97)	$	0.14
Add back: Special items, net of tax		(0.70)		0.55		0.02
Diluted excluding special items	$	(1.48)	$	(0.42)	$	0.16

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2 4 LOCATION Adjusted debt to capitalization ratio Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. APPENDIX B: CALCULATION OF LEVERAGE RATIOS March 31, 2021 December 31, 2020 December 31, 2019 Long-term debt and finance leases 4,619$ 4,413$ 1,990$ Current maturities of long-term debt and finance leases 463 450 344 Operating lease liabilities - aircraft 256 273 183 Adjusted debt 5,338 5,136 2,517 Long-term debt and finance leases 4,619 4,413 1,990 Current maturities of long-term debt and finance leases 463 450 344 Operating lease liabilities - aircraft 256 273 183 Stockholders' equity 3,714 3,951 4,799 Adjusted capitalization 9,052 9,087 7,316 Adjusted debt to capitalization ratio 59% 57% 34% NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited)

2 5 A220 A321NEO A321NEO LR Total 2021* 7 5 3 15 2022 9 - 3 12 Delivery schedule, as of April 27, 2021 *Includes 3 deliveries received in 1Q21 APPENDIX C: CONTRACTUAL ORDER BOOK

2 6 Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports www.investor.jetblue.com/investor-relations DOCUMENT LOCATION * Environmental, Social, and Governance Reports APPENDIX D: RELEVANT JETBLUE MATERIALS